Exhibit 10.25(e)

                                 AMENDMENT No. 4


     AMENDMENT AGREEMENT No. 4 dated as of October 28, 1998 among FINLAY ENTERPRISES, INC. a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders named herein and signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent") for the Lenders.

                              W I T N E S S E T H :

     WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") and;

     WHEREAS, in order to improve the operating efficiency of the Company, the Company desires to restructure ownership of its intellectual property and certain of its merchandising and buying operations (the "Restructuring Plan"); and

     WHEREAS, the Company desires to establish a Domestic Subsidiary in Delaware, Finlay Merchandising & Buying, Inc. ("Finlay Merchandising") in order to transfer certain intellectual property and certain merchandising and buying operations owned by the Company to Finlay Merchandising in accordance with a Contribution Agreement dated as of October 28, 1998 between the Company and Finlay Merchandising (the "Contribution Agreement"), which intellectual property will simultaneously be licensed by Finlay Merchandising back to the Company pursuant to a Trade Name License Agreement dated as of October 28, 1998 among Finlay Merchandising, the Company and the Parent (the "Trade Name License Agreement") and which merchandising and buying operations will subsequently be performed for the Company by Finlay Merchandising pursuant to a Services Agreement dated as of October 28, 1998 between the Company and Finlay Merchandising (the "Services Agreement"); and

     WHEREAS, as of the date hereof, the Company shall own 100% of the capital stock of Finlay Merchandising, beneficially and of record; and

     WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Consent to the Restructuring Plan. Provided that the assets set forth on
Schedule 9.5 remain subject to Liens of the Agent and the Lenders'in existence in the date hereof, the Majority Lenders hereby consent to (a) the establishment of Finlay Merchandising as a wholly owned subsidiary of the Company; (b) the transactions contemplated by the Contribution Agreement, as in effect on the date hereof, without any waivers or modifications materially adverse to the Lenders, not consented to by the Majority Lenders; (c) the transactions contemplated by the Trade Name License Agreement, as in effect on the date hereof, without any waivers or modifications materially adverse to the Lenders, not consented to by the Majority Lenders; (d) the transactions contemplated by the Services Agreement, as in effect on the date hereof, without any waivers or modifications materially adverse to the Lenders not consented to by the Majority Lenders. In connection with the Contribution Agreement, the Trade Name License Agreement and the Services Agreement, the Company agrees to execute, deliver and file at the Company's expense all financing statements requested by the Agent to be filed to perfect the Agent's and the Lenders' Liens on the assets set forth on Schedule 9.5 hereto.

     3. Amendments to Credit Agreement. Upon the Effective Date (as defined herein), the Credit Agreement shall be amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended to add the following definition in its proper alphabetical sequence:

     "Finlay Merchandising" shall mean Finlay Merchandising & Buying, Inc., a Delaware corporation and wholly owned Subsidiary of the Company."


     (b) The following Section 8.28 shall be added immediately following the last full sentence of Section 8.27 of the Credit Agreement:

     "Section 8.28 Intercompany Charges and Mandatory Dividends relating to Finlay Merchandising. The Company shall cause all payments (net of amounts (which may be paid in cash) equal to the reasonable, ordinary course operating expenses of Finlay Merchandising including, without limitation, payroll expenses for employees of Finlay Merchandising) to be made by the Company to Finlay Merchandising in respect of amounts owed under the Trade Name License Agreement and the Services Agreement to be made by means of appropriate intercompany charges. Finlay Merchandising shall within thirty days (30) following the end of each fiscal quarter during which payments to Finlay Merchandising are made by the Company by means of intercompany charges, declare and distribute to the Company as a dividend an amount equal to the amount of such payments (net of reasonable operating expenses for the then current and immediately succeeding calendar month (which may be paid in cash) of Finlay Merchandising including, without limitation, payroll expenses for employees of Finlay Merchandising).

     (c) Section 9.4 of the Credit Agreement shall be amended to delete the "and" immediately following Section 9.4(r), to delete the period at the end of
Section 9.4(s) and to insert a semi-colon followed by the word "and" immediately thereafter, and to add the following immediately thereafter:

     "(t)  Investments  by the Company in Finlay  Merchandising  as set forth on
Schedule 9.5 hereto."

     (d) Section 9.5 of the Credit Agreement shall be amended to delete the "and" immediately following Section 9.5(f), to delete the period at the end of
Section 9.5(g) and to insert a semi-colon followed by the word "and" immediately thereafter, and to add the following immediately thereafter:

     " 9.5(h) the sale, transfer and assignment by the Company to Finlay Merchandising of the assets set forth on Schedule 9.5 hereto, provided, however, that the Company shall not transfer, sell, assign, lease or otherwise dispose of all or any part of its Accounts or Inventory to Finlay Merchandising."

     (e) Section 9.6 of the Credit Agreement shall be amended to delete the "and" immediately following Section 9.6(a)(iii), to delete the period at the end of Section 9.6(a)(iv) and to insert a semi-colon followed by the word "and" immediately thereafter, and to add the following immediately thereafter:

     "(v) The Company may purchase all, but not less than all of the issued and outstanding capital stock of Finlay Merchandising."

     (f) Section 9.17 of the Credit Agreement shall be amended to add the following immediately following the last sentence thereof:

     "Notwithstanding the foregoing, the Company may transfer, sell, or assign to Finlay Merchandising the assets set forth on Schedule 9.5 hereto, and enter into the Trade Name License Agreement and enter into the Services Agreement with Finlay Merchandising.

     (g) Section 9.18 of the Credit Agreement shall be amended to add the following immediately following the last sentence thereof:

     "Notwithstanding the foregoing, the Company may subscribe for and Finlay Merchandising may sell to the Company, all, but not less than all, of the issued and outstanding capital stock of Finlay Merchandising."

     4. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all covenants and agreements applicable to it set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     5. Effective Date. The amendments to the Credit Agreement contained herein shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent and the Majority Lenders; (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries; (iii) the certificate of incorporation of Finlay Merchandising shall have been filed with the Delaware Secretary of State;
(iv) the transactions contemplated by the Contribution Agreement, the Trade Name License

Agreement, and the Services Agreement shall have been entered into by no later than October 28, 1998 and a letter from the Company to that effect shall have been delivered to the Agent; (v) Finlay Merchandising shall have executed and delivered Amendment No. 1 to the Security Agreement and related UCC filings satisfactory to the Agent shall have been made; (vi) Finlay Merchandising shall have executed and delivered Amendment No.1 to Security Agreement and Mortgage - Trademark, Patents and Copyrights and related UCC filings satisfactory to the Agent shall have been made; (vii) the Company shall have executed and delivered Amendment No. 1 to the Pledge Agreement and the stock of Finlay Merchandising shall have been delivered in pledge thereunder and (viii) the Agent shall have received the opinion of Tenzer Greenblatt LLP, counsel to the Credit Parties, substantially in the form attached hereto as Exhibit A hereto.

     6. Gold Consignment Agreement. The Majority Lenders hereby consent to the execution and delivery by the Company of Amendment No. 7 and Limited Consent to the Gold Consignment Agreement, such Amendment No. 7 and Limited Consent being substantially in the form attached hereto as Exhibit B.

     7. Employment Agreement of Barry Shuffeld. The Majority Lenders hereby consent to the form, terms and provisions of that certain Employment Agreement between the Company and Barry Shuffeld and the ancillary agreements related thereto in respects to Barry Shuffeld, such Employment Agreement and ancillary agreements in the form attached hereto as Exhibit C.

     8. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     9. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     10. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

     IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first written above.

                                         FINLAY ENTERPRISES, INC.


                                         By: /s/ Barry D. Scheckner
                                             -----------------------------------
                                             Name:  Barry D. Scheckner
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


                                         FINLAY FINE JEWELRY CORPORATION


                                         By: /s/ Barry D. Scheckner
                                             -----------------------------------
                                             Name:  Barry D. Scheckner
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


                                         FINLAY MERCHANDISING & BUYING, INC.
                                           as Guarantor


                                         By: /s/ Barry D. Scheckner
                                             -----------------------------------
                                             Name:  Barry D. Scheckner
                                             Title: Senior Vice President and
                                                    Chief Financial Officer


                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         Individually and as Agent


                                         By: /s/ James P. Hogan
                                             -----------------------------------
                                             Name:  James P. Hogan
                                             Title: Duly Authorized Signatory

                                        FLEET PRECIOUS METALS INC.


                                        By: /s/ Richard Seufert
                                            ------------------------------------
                                            Name:  Richard Seufert
                                            Title: Vice President


                                        By: /s/ Anthony J. Capuano
                                            ------------------------------------
                                            Name:  Anthony J. Capuano
                                            Title: Senior Vice President


                                        THE CHASE MANHATTAN BANK



                                        By: /s/ Michael W. Stevenson
                                            ------------------------------------
                                            Name:  Michael W. Stevenson
                                            Title: Vice President

                                        GOLDMAN SACHS CREDIT PARTNERS L.P.



                                        By: /s/ Authorized signatory
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ABN AMRO BANK N.V.



                                        By: /s/ Ned Koppelson
                                            ------------------------------------
                                            Name:  Ned Koppelson
                                            Title: Vice President



                                        By: /s/ Francesca Pereira
                                            ------------------------------------
                                            Name:  Francesca Pereira
                                            Title: Vice President

                                        BANK LEUMI



                                        By: /s/ David Selove
                                            ------------------------------------
                                            Name:  David Selove
                                            Title: Vice President


                                        By: /s/ Kenneth Lipke
                                            ------------------------------------
                                            Name:  Kenneth Lipke
                                            Title: Vice President


                                        TRANSAMERICA BUSINESS CREDIT CORPORATION


                                        By: /s/ Michael S. Burns
                                            ------------------------------------
                                            Name:  Michael S. Burns
                                            Title: Senior Vice President

Each of the Guarantors, by signing below, confirms in favor of the Agent and the Lenders that it consents to the terms and conditions of the foregoing Amendment No. 4 to the Amended and Restated Credit Agreement and agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under its respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.


FINLAY JEWELRY, INC.



By: /s/ Barry D. Scheckner
    -------------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
           Chief Financial Officer

SONAB HOLDINGS, INC.



By: /s/ Barry D. Scheckner
    -------------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
           Chief Financial Officer

SONAB INTERNATIONAL, INC.



By: /s/ Barry D. Scheckner
    -------------------------------------
    Name:  Barry D. Scheckner
    Title: Senior Vice President and
           Chief Financial Officer

SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.



By: /s/ Barry D. Scheckner
    -------------------------------------
    Name:  Barry D. Scheckner
    Title: Attorney-in-fact

                                    EXHIBIT A
               LENDERS, COMMITMENTS AND INITIAL EURODOLLAR OFFICES


                                             Revolving
Lender and Initial                           Commitment
Eurodollar Office                              Amount                     %
-----------------                           ------------               -------

General Electric                            $91,666,667                33.333%
Capital
Corporation
201 High Ridge Road
Stamford, CT  06927

Fleet Precious Metals Inc.                  $61,111,111                22.222%
111 Westminster Street
Providence, Rhode Island 02903

Goldman Sachs Credit Partners, L.P.         $20,000,000                 7.272%
85 Broad Street
New York, New York 10004

The Chase Manhattan Bank                    $30,555,556                11.111%
111 West 40th Street, 10th Floor
New York, New York 10018

Bank Leumi USA                              $12,222,222                 4.444%
562 Fifth Avenue
New York, New York 10036


ABN AMRO Bank, N.V.                         $30,555,556                11.111%
 (New York Branch)
500 Park Avenue
New York, New York 10022

Transamerica Business Credit                $28,888,889                10.505%
  Corporation
555 Theodore Freund Avenue
Suite C-301
Rye, New York 10580

                                              Revolving
                                              Sublimit
                                             Commitment1                  %
                                            ------------               -------

General Electric                            $8,333,333                 33.333%
Capital
Corporation
201 High Ridge Road
Stamford, CT  06927


Fleet Precious Metals Inc.                  $5,555,556                 22.222%
111 Westminster Street
Providence, Rhode Island 02903

Goldman Sachs Credit Partners L.P.          $1,818,182                  7.272%
85 Broad Street
New York, New York 10004

The Chase Manhattan Bank                    $2,777,778                 11.111%
111 West 40th Street

Bank Leumi USA                              $1,111,111                  4.444%
562 Fifth Avenue
New York, New York 10036


ABN AMRO Bank, N.V.                         $2,777,778                 11.111%
 (New York Branch)
500 Park Avenue
New York, New York 10022

Transamerica Business Credit                $2,626,263                 10.505%
  Corporation
555 Theodore Freund Avenue
Suite C-301
Rye, New York 10580







________________________
1. As such amount may vary pursuant to the definition of Parent Revolving Credit Facility Sublimit Commitment.